SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):        January 21, 2003


                              Harley-Davidson, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       1-9183                         39-1382325
---------------               -----------------                 --------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)



               3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 342-4680
                         -------------------------------
                         (Registrant's telephone number)

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Item 7.   Financial Statements and Exhibits.
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          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits. The following exhibit is being filed herewith:

               (99) Press Release of Harley-Davidson, Inc., dated January 21,
                    2003.

Item 9.   Regulation FD Disclosure.
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     On January 21, 2003, Harley-Davidson, Inc. (the "Company") issued a press release announcing the Company's fourth quarter and year-end financial results for the reporting periods ended December 31, 2002. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K.

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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARLEY-DAVIDSON, INC.



Date:  January 24, 2003                 By:  /s/ Gail A. Lione
                                            ------------------------------------
                                            Gail A. Lione
                                            Vice President, General Counsel and
                                            Secretary

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

                              HARLEY-DAVIDSON, INC.

                   Exhibit Index to Current Report on Form 8-K
                             Dated January 24, 2003


Exhibit
Number
------

(99)      Press Release of Harley-Davidson, Inc., dated January 21, 2003.

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